Acquisitions and dispositions	12 Months Ended
Dec. 31, 2018
Business Combinations [Abstract]
Acquisitions and dispositions
Acquisitions and dispositions

We sometimes structure our acquisitions with both an initial payment and later contingent payments tied to post-closing revenue or income growth. There were no contingent payments in 2018.

At Dec. 31, 2018, we are potentially obligated to pay additional consideration which, using reasonable assumptions, could range from $4 million to $21 million over the next three years, but could be higher as certain of the arrangements do not contain a contractual maximum.

The transactions described below did not have a material impact on BNY Mellon’s results of operations.

Transactions in 2018

On Jan. 2, 2018, BNY Mellon completed the sale of CenterSquare, one of our Investment Management boutiques, and recorded a gain on this transaction. CenterSquare had approximately $10 billion in AUM in U.S. and global real estate and infrastructure investments. In addition, goodwill of $52 million was removed from the consolidated balance sheet as a result of this sale.

On June 29, 2018, BNY Mellon completed the exchange of its majority equity interest in Amherst Capital Management LLC for a minority equity stake in Amherst Holdings LLC. Goodwill of $13 million was removed from the consolidated balance sheet and a gain was recorded as a result of this sale.

Transactions in 2016

On April 1, 2016, BNY Mellon acquired the assets of Atherton Lane Advisers, LLC, a U.S.-based investment manager with approximately $2.45 billion in AUM and servicer for approximately 700 high-net-worth clients, for cash of $38 million, plus contingent payments measured at $22 million. Goodwill related to this acquisition totaled $29 million and is included in the Investment Management business. The customer relationship intangible asset related to this acquisition is included in the Investment Management business, with an estimated life of 14 years, and totaled $30 million at acquisition.